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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934
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                         Date of Report
                         (Date of earliest
                         event reported):    April 15, 2003


                           MGIC INVESTMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

        Wisconsin                       1-10816                  39-1486475
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     (State or other                (Commission File           (IRS Employer
     jurisdiction of                    Number)             Identification No.)
     incorporation)

                      MGIC Plaza, 250 East Kilbourn Avenue
                           Milwaukee, Wisconsin 53202
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           (Address of principal executive offices including zip code)

                                 (414) 347-6480
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                         (Registrant's telephone number)




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ITEM 9.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 14, 2003, the Company released for issuance on April 15, 2003 a press release announcing its results of operations for the quarter ended March 31, 2003 and certain other information. The press release is furnished as
Exhibit 99.










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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MGIC INVESTMENT CORPORATION



Date:  April 14, 2003        By:   \s\ Joseph J. Komanecki
                                 -----------------------------------------
                                  Joseph J. Komanecki
                                  Senior Vice President, Controller and
                                   Chief Accounting Officer












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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION OF EXHIBIT
------       ----------------------

99 Press Release dated April 15, 2003. (Pursuant to General Instruction B.6 to Form 8-K, this press release is furnished and is not filed.)